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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 30, 1999

                  STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                     333-51279                13-3633241
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

  245 Park Avenue
 New York, New York                                                 10167
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(Address of Principal                                            (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-1000
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Item 5.  Other Events.

         On July 30, 1999, a Pooling and Servicing Agreement was entered into, dated as of July 1, 1999 (the "Pooling Agreement"), by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. The Pooling Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits:

Exhibit 99.1. Pooling and Servicing Agreement, dated as of July 1, 1999, by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.

                                    By: /s/ Sara Bonesteel
                                       ----------------------------------------

                                        Name:  Sara Bonesteel
                                        Title: Vice President

Dated:  August 16, 1999


                                 Exhibit Index

Exhibit

99.1. Pooling and Servicing Agreement, dated as of July 1, 1999, by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.